SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16－ SUBSEQUENT EVENTS

In accordance with ASC Topic 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after the balance sheet date up to the date that the unaudited condensed consolidated financial statements were available to be issued.

The Company remains in progress with its proposed secondary listing (“Proposed Secondary Listing”) on the Main Board of the Singapore Exchange Securities Trading Limited (the “SGX-ST”). The Proposed Secondary Listing remains subject to regulatory review and approval, and if approved, the fulfilment of certain conditions and other applicable listing requirements.